Exhibit 99.3
Expanding Pipeline with EO - 3021 Investor Conference Call JULY 28, 2022

Forward Looking Statements These slides contain forward - looking statements and information relating to Elevation Oncology, Inc. within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on f orw ard - looking statements, as these statements are based upon our current expectations, forecasts, and assumptions and are subject to signif ica nt risks and uncertainties. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “predict,” “potential” and similar express ion s that convey uncertainty of future events or outcomes, although not all forward - looking statements contain these words. Forward - looking statements include a ll statements other than statements of historical fact contained in this presentation, including information concerning our future financia l p erformance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, th e p otential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environ men t and potential market opportunities, and the impact of the COVID - 19 pandemic on our business and operations. Forward - looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possi ble for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any facto r, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make. These factors, together with those that are described in under the heading “Risk Factors” contained in documents we file with the Securities and Exch ang e Commission (“SEC”) from time to time, may cause our actual results, performance or achievements to differ materially and adversely from tho se anticipated or implied by our forward - looking statements. Statements, including forward - looking statements, speak only to the date they are pro vided (unless an earlier date is indicated). We undertake no obligation to update publicly any forward - looking statements for any reason after t he date of this prospectus to conform these statements to actual results or to changes in our expectations, except as required by law. Althou gh we believe the expectations reflected in such forward - looking statements are reasonable, we can give no assurance that such expectations will p rove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward - looking statements. 2

Overview of the Deal Role of Claudin18.2 in Cancer Opportunity for EO - 3021 Closing Remarks 3 Today’s Agenda Shawn M. Leland, PharmD RPh FOUNDER AND CHIEF EXECUTIVE OFFICER David Dornan, PhD CHIEF SCIENTIFIC OFFICER Valerie M. Jansen, MD PhD CHIEF MEDICAL OFFICER Shawn M. Leland, PharmD RPh FOUNDER AND CEO All Q&A

4 Shawn M. Leland , PharmD RPh OVERVIEW OF THE DEAL FOUNDER AND CHIEF EXECUTIVE OFFICER

5 Building a Leading Precision Oncology Pipeline Strategy for Pipeline Expansion 1 The CRESTONE study is designed as a potential registrational trial following an accelerated approval pathway contingent upon con tinued discussions with the FDA 2 Report additional clinical data from Cohort 1 of the CRESTONE study treated with seribantumab at 3 grams weekly in the first half of 2023 3 CSPC Pharmaceutical Group has rights to develop and commercialize EO - 3021 (SYSA1801) in Greater China 1 Worldwide Worldwide (Outside Greater China) MAXIMIZE THE VALUE OF SERIBANTUMAB AND EO - 3021 ONCOGENIC FUSION DRUG DISCOVERY COLLABORATION WITH CARIS EXPAND PARTNERSHIPS THROUGH BD GENOMIC ALTERATION DRUG CANDIDATE PRE - IND PHASE 1 PHASE 2/ PIVOTAL PHASE 3 or CONFIRMATORY MILESTONE RIGHTS 3 NRG1 Fusions Seribantumab (anti - HER3 mAb ) Additional Interim Clinical Data Readout 1H 2023 2 Claudin18.2 EO - 3021 (anti - Claudin18.2 ADC ) US Phase 1 Clinical Trial Expected to Initiate in 2023

6 EO - 3021 Expanding Pipeline with a Differentiated ADC Candidate Targeting an Attractive Market Opportunity in Claudin18.2 Claudin18.2 expressed across several solid tumor types including many GI cancers Clinically validated oncology target Potential for EO - 3021 to play a transformative role in addressing unmet medical needs across solid tumors Adding a Potential First - in - Class and Best - in - Class ADC Candidate Exclusive rights to develop and commercialize EO - 3021 outside Greater China Currently being evaluated by CSPC in Phase 1 dose - escalation trial in China Expect to initiate US Phase 1 study of EO - 3021 in 2023 Favorable Economic Structure and Facility to Support Execution of Strategy Favorable licensing terms consist of an upfront payment of $27 million and up to $148 million in development and regulatory milestones Secured $50M loan facility to potentially support continued development of EO - 3021 and seribantumab , and additional pipeline expansion

7 David Dornan, PhD ROLE OF CLAUDIN18.2 IN CANCER CHIEF SCIENTIFIC OFFICER

Claudin18.2 is a Unique and Highly Selective Target 8 ● Claudin18.2 is a highly selective cell surface target often overexpressed in several types of cancers ● Claudin18.2 is largely inaccessible to antibodies in normal tissue, but is exposed on epithelial surface during tumorigenesis ● Overexpressed across multiple solid tumors including gastric, esophageal, pancreatic, ovarian and lung cancer ● No approved therapies targeting Claudin18.2 Cao, W., Xing, H., Li, Y. et al. Claudin18.2 is a novel molecular biomarker for tumor - targeted immunotherapy. Biomark Res 10, 38 (2022). https://doi.org/10.1186/s40364 - 022 - 00385 - 1

EO - 3021 – A Differentiated ADC Targeting Claudin18.2 9 Linker Anti - Claudin18.2 Antibody MMAE Payload

10 Valerie M. Jansen, MD PhD OPPORTUNITY FOR EO - 3021 CHIEF MEDICAL OFFICER

Significant Global Opportunity for the Treatment of Patients with Tumors Expressing Claudin18.2

CANCER TYPE	TOTAL US INCIDENCE[1]	TOTAL WW INCIDENCE[2]	CLAUDIN18.2 EXPRESSION
Gastric & Esophageal[3]	~47,000	~1,700,000	77%[4]
Pancreatic[5]	~62,000	~496,000	70-80%[6,4]
Ovarian	~20,000	~314,000	24%[4]
NSCLC	~237,000	~2,200,000	6%[7]

- Overexpressed in several high unmet need cancers, including gastric, esophageal, pancreatic, ovarian, and NSCLC, among others
- Expression is highest in GC/GEJ and pancreatic tumors (≥70%)
- Elevation Oncology's license to EO-3021 is for all global territories outside Greater China

[1]https://www.cancer.gov/types [2]https://gco.iarc.fr/ [3]Unresectable advanced HER2- gastric cancer and esophageal adenocarcinoma. [4]Sahin, *et al.* Claudin-18 splice variant 2 is a pan-cancer target suitable for therapeutic antibody development. Clin Cancer Res. 2008 Dec 1;14(23):7624-34. doi: 10.1158/1078-0432.CCR-08-1. [5]Metastatic pancreatic adenocarcinoma. [6]Tanaka, et al. Claudin-18 Is an Early-Stage Marker of Pancreatic Carcinogenesis. J Histochem Cytochem. 2011 Oct; 59(10): 942–952. doi: 10.1369/0022155411420569. [7]Micke, et al. Aberrantly activated claudin 6 and 18.2 as potential therapy targets in non-small-cell lung cancer. Int J Cancer. 2014 Nov 1;135(9):2206-14. doi: 10.1002/ijc.28857.

ELEVATION ONCOLOGY

11

12 EO - 3021 Expected to Enter US Clinical Trials in 2023 Ongoing Phase 1 dose - escalation and dose - expansion study of EO - 3021 (SYSA1801) being conducted in China by CSPC IND cleared for EO - 3021 in US US Phase 1 clinical trial of EO - 3021 expected to be initiated by Elevation Oncology in 2023

13 Shawn M. Leland , PharmD RPh CLOSING REMARKS FOUNDER AND CHIEF EXECUTIVE OFFICER

14 Obtained exclusive worldwide rights (outside Greater China) to develop and commercialize EO - 3021 EO - 3021 is a potential first - in - class, best - in - class, clinical - stage ADC targeting Claudin18.2 and currently in Phase 1 dose - escalation trial in China Claudin18.2 is clinically validated target that is overexpressed across many solid tumor types, and presents an attractive market opportunity Expands precision oncology pipeline to include two clinical - stage assets, including EO - 3021 and seribantumab Building an Industry - Leading Precision Oncology Company

15 KEY UPCOMING MILESTONES *As of March 31, 2022 ~$132.1M cash and cash equivalents* Cash runway into 2024 Mid - 2022 Report initial data from CRESTONE Cohort 1 SERIBANTUMAB First Half 2023 Report additional interim data from CRESTONE Cohort 1 Mid - 2022 Complete enrollment of the first 20 patients in CRESTONE Cohort 1 2024 Report topline data from CRESTONE Cohort 1 2023 Initiate Phase 1 study in the US EO - 3021 FINANCIAL

Q&A Shawn M. Leland, PharmD RPh Founder and CEO David Dornan, PhD Chief Scientific Officer Valerie M. Jansen, MD PhD Chief Medical Officer Joseph Ferra Chief Financial Officer